UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2014

Opower, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36377	26-0542549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1515 North Courthouse Road, 8th Floor

Arlington, Virginia 22201

(Address of principal executive offices) (Zip Code)

(703) 778-4544

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 11, 2014, Opower, Inc. (the “Company”) issued a press release announcing its financial results for its fiscal third quarter ended September 30, 2014. A copy of the press release is furnished herewith as Exhibit 99.1.

On November 11, 2014, the Company also held a conference call relating to its financial results for its fiscal third quarter ended September 30, 2014. A copy of the unofficial transcript of the conference call is furnished herewith as Exhibit 99.2. The conference call was broadcast live over the Internet, and a replay of the call can be accessed on the Company’s website at http://investor.opower.com.

The information contained in this Item 2.02 and in the accompanying Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated as of November 11, 2014.

99.2	Unofficial Transcript of Opower, Inc. November 11, 2014 Conference Call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPOWER, INC.

Date: November 14, 2014	By:	/s/ Thomas Kramer
	Name:	Thomas Kramer
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated as of November 11, 2014.

99.2	Unofficial Transcript of Opower, Inc. November 11, 2014 Conference Call.